UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2015

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

https://twitter.com/zillowgroup

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously reported, Zillow, Inc. (“Zillow”) completed its acquisition of Trulia, Inc. (“Trulia”) on February 17, 2015. As a result, both Zillow and Trulia became wholly owned subsidiaries of Zillow Group, Inc. (“Zillow Group”).

Beginning in August 2012, Zillow released its monthly unique user metrics on the Investor Relations page of Zillow’s website at http://investors.zillow.com/events.cfm (the “Zillow IR Page”) following the close of the NASDAQ Stock Market on the fourth trading day of each month. Beginning in March 2015, Zillow will no longer release its monthly unique user metrics on the Zillow IR Page. Zillow Group does not expect to report monthly unique user metrics on its Investor Relations page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2015	ZILLOW GROUP, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer